Please file this prospectus supplement with your records


                              The AAL Mutual Funds

Supplement dated March 17, 1997, to the Prospectus dated January 8, 1997, for The AAL Mutual Funds (The AAL Smaller Company Stock Fund, The AAL Capital Growth Fund, The AAL Mid Cap Stock Fund, The AAL Small Cap Stock Fund, The AAL International Fund, The AAL Utilities Fund, The AAL High Yield Bond Fund, The AAL Bond Fund, The AAL Municipal Bond Fund and The AAL Money Market Fund).

     Effective March 17, 1997 Michael R. Hochholzer, CFA, manages the day-to-day investments of the AAL Mid Cap Stock Fund. From 1989 through March, 1997 Mr. Hochholzer had been a securities analyst and portfolio manager for Aid Association for Lutherans, the parent company of AAL Capital Management Corporation.

     You may purchase Class B shares of The AAL Money Market Fund at Net Asset Value subject to a contingent deferred sales charge. This supersedes all prospectus language that limits purchases to exchanges of other Class B shares. Because of the higher expenses of Class B shares, you should only consider purchasing these shares if you intend to exchange them for other Class B shares or as part of The Capital Builder Plan (see page 29).
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Supplement  dated March 17, 1997,  to the  Statement of  Additional  Information
dated January 8, 1997, for The AAL Mutual Funds (The AAL Smaller Company Stock Fund, The AAL Capital Growth Fund, The AAL Mid Cap Stock Fund, The AAL Small Cap Stock Fund, The AAL International Fund, The AAL Utilities Fund, The AAL High Yield Bond Fund, The AAL Bond Fund, The AAL Municipal Bond Fund and The AAL Money Market Fund), amending and restating the paragraph entitled "Foreign Securities - The AAL Capital Growth Fund, Mid Cap Stock, Small Cap Stock and Bond Funds" found on page 29, to read as follows:

      The AAL Capital Growth Fund, Mid Cap Stock and Small Cap Stock Funds may invest in foreign securities, but only if such securities are listed and traded on a national securities exchange. These Funds do not intend to invest in more than 5% of their net assets in such foreign securities. The AAL Bond Fund may invest up to 20% of its net assets in debt securities of foreign issuers that are payable in U.S. dollars. Foreign securities may present a greater degree of risk (including risks related to tax provisions or appropriation of assets) than do securities of domestic issuers.

Effective February 14, 1997, Robert G. Same is now Executive Vice President and Chief Operating Officer of AAL Capital Management Corporation. Effective February 26, 1997, Ronald G. Anderson is President of The Funds and of AAL Capital Management Corporation.